EXHIBIT 4.1

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                               TOSCO CORPORATION


                                       AND


                      STATE STREET BANK AND TRUST COMPANY,

                                               AS TRUSTEE




                              --------------------


                                 DEBT SECURITIES


                              --------------------





                                    INDENTURE



                       DATED AS OF ________________ , 1996


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


                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1 Certain Terms Defined ..........................................   1
Board of Directors .........................................................   2
Business Day ...............................................................   2
Capital Stock ..............................................................   2
Commission .................................................................   2
Company ....................................................................   2
Company Notice .............................................................   2
Corporate Trust Office .....................................................   3
Debt .......................................................................   3
defaulted interest .........................................................   3
defeasance .................................................................   3
Depositary .................................................................   3
Depositary Security ........................................................   3
Discount Security ..........................................................   3
Dollar .....................................................................   3
Event of Default ...........................................................   3
Global Security ............................................................   3
Government Obligations .....................................................   3
Holder .....................................................................   4
incur ......................................................................   4
Indenture ..................................................................   4
Lien .......................................................................   4
Maturity ...................................................................   4
Officers' Certificate ......................................................   4
Opinion of Counsel .........................................................   4
original issue date ........................................................   5
Outstanding ................................................................   5
Paying Agent ...............................................................   5
Persons ....................................................................   5
Place of Payment ...........................................................   5
principal ..................................................................   5
record date ................................................................   6
Responsible Officer ........................................................   6
Security ...................................................................   6
Security Register ..........................................................   6
Series .....................................................................   6
Stated Maturity ............................................................   6
Subsidiary .................................................................   6
Trust Indenture Act ........................................................   7
Trustee ....................................................................   7
United States of America ...................................................   7
U.S. Person ................................................................   7
vice president .............................................................   7

                                                  ARTICLE II

                                                  SECURITIES
SECTION 2.1     Forms Generally ........................................................................     7
SECTION 2.2     Form of Trustee's Certificate of Authentication ........................................     7
SECTION 2.3     Amount Unlimited; Issuable in Series ...................................................     8
SECTION 2.4     Authentication and Delivery of Securities ..............................................    10
SECTION 2.5     Execution of Securities ................................................................    11
SECTION 2.6     Certificate of Authentication ..........................................................    12
SECTION 2.7     Denomination and Date of Securities; Payments of Interest ..............................    12
SECTION 2.8     Registration, Transfer and Exchange ....................................................    13
SECTION 2.9     Mutilated, Defaced, Destroyed, Lost and Stolen Securities ..............................    16
SECTION 2.10    Cancellation of Securities; Destruction Thereof ........................................    17
SECTION 2.11    Temporary Securities ...................................................................    17

                                                  ARTICLE III

                                           COVENANTS OF THE COMPANY

SECTION 3.1     Payment of Principal and Interest ......................................................    18
SECTION 3.2     Offices for Payment, etc ...............................................................    18
SECTION 3.3     Paying Agents ..........................................................................    19
SECTION 3.4     Written Statement to Trustee ...........................................................    20

                                                  ARTICLE IV

                                       SECURITYHOLDERS LISTS AND REPORTS
                                        BY THE COMPANY AND THE TRUSTEE

SECTION 4.1     Company to Furnish Trustee Information as to Names and Addresses of Securityholders ....    22
SECTION 4.2     Preservation and Disclosure of Securityholders' Lists ..................................    22
SECTION 4.3     Reports by the Company .................................................................    23

                                                   ARTICLE V

                                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                                              ON EVENT OF DEFAULT

SECTION 5.1     Event of Default Defined; Acceleration of Maturity; Waiver of Default ..................    24
SECTION 5.2     Collection of Indebtedness By Trustee; Trustee May Prove Debt ..........................    26
SECTION 5.3     Application of Proceeds ................................................................    27
SECTION 5.4     Restoration of Rights on Abandonment of Proceedings ....................................    28
SECTION 5.5     Limitations on Suits by Securityholders ................................................    28
SECTION 5.6     Unconditional Right of Securityholders to Institute Certain Suits ......................    29
SECTION 5.7     Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default ................    29
SECTION 5.8     Control by Securityholders .............................................................    29
SECTION 5.9     Waiver of Past Defaults ................................................................    29
SECTION 5.10    Right of Court to Require Filing of Undertaking to Pay Costs ...........................    29
SECTION 5.11    Suits for Enforcement ..................................................................    30


                                                  ARTICLE VI

                                            CONCERNING THE TRUSTEE
SECTION 6.1     Duties of the Trustee ..................................................................    30
SECTION 6.2     Rights of Trustee ......................................................................    31
SECTION 6.3     Individual Rights of Trustee ...........................................................    31
SECTION 6.4     Trustee's Disclaimer ...................................................................    31
SECTION 6.5     Notice of Defaults .....................................................................    31
SECTION 6.6     Reports by Trustee to Holders ..........................................................    32
SECTION 6.7     Compensation and Indemnity .............................................................    32
SECTION 6.8     Replacement of Trustee .................................................................    32
SECTION 6.9     Successor Trustee by Merger ............................................................    33
SECTION 6.10    Eligibility; Disqualification ..........................................................    33
SECTION 6.11    Preferential Collection of Claims against Company ......................................    33

                                                  ARTICLE VII

                                        CONCERNING THE SECURITYHOLDERS

SECTION 7.1     Evidence of Action Taken by Securityholders ............................................    34
SECTION 7.2     Proof of Execution of Instruments ......................................................    34
SECTION 7.3     Holders to be Treated as Owners ........................................................    34
SECTION 7.4     Securities Owned by Company Deemed Not Outstanding .....................................    34
SECTION 7.5     Right of Revocation of Action Taken ....................................................    35

                                                 ARTICLE VIII

                                            SUPPLEMENTAL INDENTURES

SECTION 8.2     Supplemental Indentures With Consent of Securityholders ................................    36
SECTION 8.3     Effect of Supplemental Indenture .......................................................    37
SECTION 8.4     Documents to Be Given to Trustee .......................................................    37
SECTION 8.5     Notation on Securities in Respect of Supplemental Indentures ...........................    37

                                                  ARTICLE IX

                                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 9.1     Company May Consolidate, etc., on Certain Terms ........................................    38
SECTION 9.2     Successor Corporation Substituted ......................................................    38
SECTION 9.3     Opinion of Counsel to Trustee ..........................................................    38

                                                   ARTICLE X

                           SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

SECTION 10.1    Satisfaction and Discharge of Indenture ................................................    39
SECTION 10.2    Application by Trustee of Funds Deposited for Payment of Securities ....................    41
SECTION 10.3    Repayment of Moneys Held by Paying Agent ...............................................    41
SECTION 10.4    Return of Unclaimed Moneys Held by Trustee and Paying Agent ............................    41
SECTION 10.5    Reinstatement of Company's Obligations .................................................    42


                                                  ARTICLE XI

                                           MISCELLANEOUS PROVISIONS
SECTION 11.1    Incorporators, Stockholders, Officers and Directors of Company Exempt
                  from Individual Liability ............................................................    42
SECTION 11.2    Provisions of Indenture for the Sole Benefit of Parties and Securityholders ............    42
SECTION 11.3    Successors and Assigns of Company Bound by Indenture ...................................    43
SECTION 11.4    Notices and Demands on Company, Trustee and Securityholders ............................    43
SECTION 11.5    Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein .....    43
SECTION 11.6    Payments Due on Saturdays, Sundays and Holidays ........................................    44
SECTION 11.7    Conflict of Any Provision of Indenture with Trust Indenture Act ........................    44
SECTION 11.8    New York Law to Govern .................................................................    44
SECTION 11.9    Counterparts ...........................................................................    44
SECTION 11.10   Effect of Headings; Gender .............................................................    44

                                                  ARTICLE XII

                                  REDEMPTION OF SECURITIES AND SINKING FUNDS

SECTION 12.1     Applicability of Article ..............................................................    45
SECTION 12.2     Election to Redeem; Notice of Redemption; Partial Redemptions .........................    45
SECTION 12.3     Payment of Securities Called for Redemption ...........................................    46
SECTION 12.4     Exclusion of Certain Securities from Eligibility for Selection for Redemption .........    47
SECTION 12.5     Mandatory and Optional Sinking Funds ..................................................    47
SECTION 12.6     Repayment at the Option of the Holders ................................................    49


     THIS INDENTURE, dated as of      , 1996 between TOSCO CORPORATION, a Nevada
corporation (the "Company"), and STATE STREET BANK AND TRUST COMPANY, a banking association organized under the laws of the Commonwealth of Massachusetts (the "Trustee"),

                              W I T N E S S E T H:

     WHEREAS, the Company has duly authorized the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities") to be issued in one or more Series; and

     WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

     NOW, THEREFORE:

     In consideration of the premises and the purchases of the Securities by the Holders thereof, it is mutually agreed for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of a Series thereof as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended, or the definitions of which in the Securities Act of 1933, as amended, are referred to in the Trust Indenture Act of 1939, as amended, including terms defined therein by reference to the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in the Trust Indenture Act of 1939, as amended, and in the Securities Act of 1933, as amended, as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole, as supplemented and amended from time to time, and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

     "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that Board.

     "Business Day" means, except as may otherwise be provided in the form of Securities of any particular Series, with respect to any Place of Payment, any day, other than a Saturday or Sunday, or a day on which banking institutions are authorized or required by law or regulation to close in that Place of Payment.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, units representing interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, including, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers upon a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to its under the Trust Indenture Act, then the body performing such duties on such date.

     "Company" means Tosco Corporation, a Nevada corporation, until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Notice" means the confirmation of the Company signed by an officer, transmitted to the Trustee of the terms of the issuance of any Securities.

     "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at Two International Place, Boston, Massachusetts 02110, Attention: Corporate Trust Division.

     "Debt" of a Person means, all indebtedness of such Person which is for money borrowed.

     "defaulted interest" has the meaning specified in Section 2.7.

     "defeasance" has the meaning specified in Section 10.1(b)(ii).

     "Depositary" means, with respect to the Securities of any Series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such person, "Depositary" as used with respect to the Securities of any such Series shall mean the Depositary with respect to the Global Securities of that Series.

     "Depositary Security" means, with respect to any Series of Securities, a Security executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and pursuant to a resolution of the Board of Directors as contemplated by Section 2.3, which (i) shall be registered as to principal and interest in the name of the Depositary or its nominee and (ii) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such Series.

     "Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.1.

     "Dollar" means the coin or currency of the United States of America which as of the time of payment is legal tender for the payment of public and private debts.

     "Event of Default" has the meaning specified in Section 5.1.

     "Global Security" means a Security evidencing all or a part of a Series of Registered Securities, issued to the Depositary for such Series in accordance with Section 2.4, and bearing the legend prescribed in Section 2.4.

     "Government Obligations" means, unless otherwise specified pursuant to
Section 2.3, securities which are (i) direct obligations of the United States government for which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by, or acting as an agency or instrumentality of, the United States government, the payment of which obligations is unconditionally guaranteed by the United States government, and which, in either case, are full faith and credit obligations of the United States government, and which are not callable or redeemable at the option of the issuer thereof prior to their stated maturity.

     "Holder", "Holder of Securities", "Securityholder" or other similar terms mean the person in whose name such Security is registered in the Security Register.

     "incur" means to issue, incur, assume, guarantee, become liable, contingently or otherwise, with respect to, or otherwise become responsible for the payment of, any Debt.

     "Indenture" means this instrument as originally executed and delivered or as it may from time to time be amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular Series of Securities established as contemplated by Section 2.3.

     "Lien" means any mortgage or deed of trust, pledge, assignment, security interest, lien, charge, or other encumbrance or preferential arrangement (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Maturity" when used with respect to any Security means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed on behalf of the Company by the chairman of the Board of Directors or the vice chairman or the president or any vice president and by the treasurer, the controller, any assistant treasurer, the secretary or any assistant secretary of the Company and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.5.

     "Opinion of Counsel" means a written opinion of legal counsel, who may be an employee of or counsel to the Company, and who shall be reasonably acceptable to the Trustee. Each Opinion of Counsel shall include the statements provided for in Section 11.5, if and to the extent required hereby.

     "original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

     "Outstanding" when used with reference to Securities, subject to the provisions of Section 7.4, means, as of any particular time, all Securities authenticated and delivered under this Indenture, except

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount and in the required currency shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company for the Holders of such Securities (if the Company shall act as its own Paying Agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the Maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice;

          (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee and the Company is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company); and

          (d) Securities as to which defeasance has been effected pursuant to
     Section 10.1(b).

     In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of a Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.1.

     "Paying Agent" means any Person (which may include the Company) authorized by the Company to pay the principal of or interest, if any, on any Security on behalf of the Company.

     "Persons" or "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any Series, means the place or places where the principal of and interest, if any, on the Securities of that Series are payable as specified pursuant to Section 3.2.

     "principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any."

     "record date" has the meaning specified in Section 2.7.

     "Responsible Officer" when used with respect to the Trustee means any officer within the corporate trust department (or any successor department) of the Trustee including any vice president, assistant vice president, assistant secretary, senior trust officer, trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his or her knowledge of and familiarity with the particular subject.

     "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" has the meaning specified in Section 2.8.

     "Series" or "Series of Securities" means all Securities of a similar tenor authorized by a particular resolution of the Board of Directors.

     "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon, means the date on which the principal of such Security or such installment of principal or interest is due and payable in accordance with the terms thereof.

     "Subsidiary" means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of the outstanding Capital Stock (or other interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, general partners, managers, managing members, managing partners or trustees thereof or, if such persons are not elected, to vote on any matter that is submitted to the vote of all persons holding ownership interests in such entity) is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the Company and one or more Subsidiaries or (iii) one or more Subsidiaries.

     "Trust Indenture Act" or "TIA" (except as otherwise provided in Sections
8.1 and 8.2) means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed.

     "Trustee" means the Person identified as "Trustee" in the first paragraph hereof until a successor Trustee shall have become such pursuant to the provisions hereof, and thereafter, "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than once such Person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to Securities of that Series.

     "United States of America" means the United States of America (including the states and the District of Columbia), its territories, possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

     "U.S. Person" means a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America or any political subdivision thereof or an estate or trust the income of which is subject to United States of America federal income taxation regardless of whether such income is from sources within or without the United States of America or whether or not such income is effectively connected with the conduct of a trade or business within the United States of America.

     "vice president" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president.

                                   ARTICLE II

                                   SECURITIES

     SECTION 2.1 Forms Generally. The Securities of each Series shall be substantially in such form (including temporary or definitive global form) as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (the provisions of which shall be appropriate to reflect the terms of the Series of Securities represented thereby) and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with the law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     SECTION 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

     This is one of the Securities of the Series designated herein and referred to in the within-mentioned Indenture.

                                                                              ,
                                            ----------------------------------
                                            as Trustee


                                        By:                                   ,
                                            ----------------------------------
                                            Authorized Signatory


                                            or

                                                                              ,
                                            ----------------------------------
                                            as Trustee


                                        By:                                   ,
                                            ----------------------------------
                                            as Authentication Agent


                                        By:                                   ,
                                            ----------------------------------
                                            Authorized Signatory

     SECTION 2.3 Amount Unlimited; Issuable In Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more Series and the Securities of each Series shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Company. There shall be established in or pursuant to one or more resolutions of the Board of Directors and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any Series:

     (a) the title of the Securities of the Series (which title shall distinguish the Securities of the Series from all other Securities issued by the Company);

     (b) any limit upon the aggregate principal amount of the Securities of the Series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Sections 2.8, 2.9, 2.11, 8.5 or 12.3);

     (c) if other than 100% of their principal amount, the percentage of their principal amount at which the Securities of the Series will be offered for sale to the public;

     (d) if other than Dollars, the coin or currency in which the Securities of that Series are denominated;

     (e) the date or dates on which the principal of the Securities of the Series is payable or the method of determination thereof;

     (f) the rate or rates (which may be fixed or variable), or the method or methods of determination thereof, at which the Securities of the Series shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

     (g) the place or places where the principal of, and interest, if any, on Securities of the Series shall be payable (if other than as provided in Section 3.2);

     (h) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the Series may be redeemed, in whole or in part, at the option of the Company;

     (i) if other than the principal amount thereof, the portion of the principal amount of Securities of the Series which shall be payable upon declaration of acceleration of the Maturity pursuant to Section 5.1 or provable in bankruptcy pursuant to Section 5.2;

     (j) the obligation, if any, of the Company to redeem, purchase or repay Securities of the Series whether pursuant to any sinking fund or analogous provisions or pursuant to other provisions set forth therein or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the Series shall be redeemed, purchased or repaid, in whole or in part;

     (k) if other than denominations of $1,000, and any integral multiple thereof, the denominations in which Securities of the Series shall be issuable;

     (l) the form of the Securities, including such legends as required by law or as the Company deems necessary or appropriate and the form of any temporary global security which may be issued;

     (m) if other than the coin or currency in which the Securities of that Series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of such Series shall be payable;

     (n) if the principal of or interest on the Securities of such Series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

     (o) if the amount of payments of principal of and interest on the Securities of the Series may be determined with reference to an index, formula or method, the manner in which such amount shall be determined;

     (p) whether, under what circumstances and in what amounts the Company will pay additional amounts on the Securities of the Series held by a person who is not a U.S. Person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

     (q) the Securities of such Series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such Series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

     (r) if other than the Trustee, any trustees, depositaries, authenticating or Paying Agents, transfer agents or registrars or any other agents with respect to the Securities of such Series;

     (s) if the Securities of such Series do not bear interest, the applicable dates for purposes of Section 4.1 hereof;

     (t) whether the Securities of such Series are to be issuable in whole or in part in the form of one or more Depositary Securities, and, in such case, the Depositary for such Securities;

     (u) the application, if any, of Section 10.1(b)(ii) to the Securities of the Series;

     (v) any other events of default or covenants with respect to the Securities of such Series; and

     (w) any other terms or conditions upon which the Securities of the Series are to be issued (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one Series shall be substantially identical except as to denomination and as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto. All Securities of any one Series need not be issued at the same time, and unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series.

     SECTION 2.4 Authentication and Delivery of Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery such Securities to or upon the written order of the Company, signed by both (a) the chairman of its Board of Directors, or any vice chairman of its Board of Directors, or its president or any vice president and (b) its treasurer or any assistant treasurer, secretary or any assistant secretary without any further action by the Company. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to Section 6.1) shall be fully protected in relying upon:

          (a) a copy of any resolution or resolutions of the Board of Directors relating to such Series, in each case certified by the secretary or an assistant secretary of the Company;

          (b) a supplemental indenture, if any;

          (c) an Officers' Certificate setting forth the form and terms of the Securities of such Series as required pursuant to Sections 2.1 and 2.3, respectively, and prepared in accordance with Section 11.5;

          (d) an Opinion of Counsel, prepared in accordance with Section 11.5, which shall state that:

               (i) the form or forms and terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Sections 2.1 and 2.3 in conformity with the provisions of this Indenture and in conformity with such resolution or supplemental indenture, as the case may be,

               (ii) such Securities have been duly authorized, and, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     Notwithstanding the provisions of Section 2.3 and of the preceding paragraph, if all Securities of a Series are not to be originally issued at one time, it shall not be necessary to deliver the resolution of the Board of Directors and/or Officers' Certificate otherwise required pursuant to Section
2.3 or the Officers' Certificate and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such Series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such Series to be issued. After the original issuance of the first Security of such Series to be issued, any separate request by the Company that the Trustee authenticate Securities of such Series for original issuance will be deemed to be a certification by the Company that it is in compliance with all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities.

     The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee is advised by counsel in good faith that the issuance of such Securities would expose the Trustee to personal liability or is unlawful.

     If the Company shall establish pursuant to Section 2.3 that the Securities of a Series are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such Series issued and not yet cancelled,
(ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and
(iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

     Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

     SECTION 2.5 Execution of Securities. The Securities shall be signed on behalf of the Company by both (a) the chairman of its Board of Directors, or any vice chairman of its Board of Directors, or its president or any vice president and (b) its treasurer or any assistant treasurer or its secretary or any assistant secretary, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

     In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

     SECTION 2.6 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited and executed by the Trustee by the manual signature of one of its authorized signatories shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

     Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.10 together with a written statement (which need not comply with Section 11.5 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     SECTION 2.7 Denomination and Date of Securities; Payments of Interest. The Securities of each Series shall be issuable as Securities in denominations as shall be specified as contemplated by Section 2.3. In the absence of any such specification with respect to the Securities of any Series, Securities shall be issuable in denominations of $1,000 and any integral multiple thereof. The Securities of each Series shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

     Each Security shall be dated the date of its authentication. The Securities of each Series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by Section 2.3.

     Unless otherwise provided as contemplated by Section 2.3, interest on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the person in whose name that Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for the payment of such interest.

     The term "record date" as used with respect to any interest payment date (except for a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular Series, or, if no such date is so specified, the close of business on the fifteenth day preceding such interest payment date, whether or not such record date is a Business Day.

     Any interest on any Security of any Series which is payable, but is not punctually paid or duly provided for, on any interest payment date (called "defaulted interest" for purposes of this Section) shall forthwith cease to be payable to the Holder on the relevant record date by virtue of his having been such Holder; and such defaulted interest may be paid by the Company, at its election in each case, as provided in clause (1) or clause (2) below:

          (1) The Company may elect to make payment of any defaulted interest to the persons in whose names any such Securities (or their respective predecessor Securities) are registered at the close of business on a special record date for the payment of such defaulted interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Security of such Series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such defaulted interest in respect of Securities of such Series which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the special record date thereof to be mailed, first class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such defaulted interest and the special record date therefor having been mailed as aforesaid, such defaulted interest in respect of Securities of such Series shall be paid to the person in whose names such Securities (or their respective predecessor Securities) are registered on such special record date and such defaulted interest shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any defaulted interest on the Securities of any Series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of that Series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security

     SECTION 2.8 Registration, Transfer and Exchange. The Company will cause to be kept at each office or agency to be maintained for the purpose as provided in
Section 3.2 for each Series of Securities a register or registers (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and the registration of the transfer or exchange of the Securities. The Trustee is hereby appointed and accepts the appointment as Security registrar for purposes of registering, and registering transfers of, the Securities.

     Upon surrender for registration of transfer of any Security of any Series at any such office or agency to be maintained for the purpose as provided in
Section 3.2, the Company shall execute and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities of such Series and of a like tenor and containing the same terms (other than the principal amount thereof, if more than one Security is executed, authenticated and delivered with respect to any Security so presented, in which case the aggregate principal amount of the executed, authenticated and delivered Securities shall equal the principal amount of the Security presented in respect thereof) and conditions.

     At the option of the Holder thereof, Securities of any Series (other than a Global Security, except as set forth below) may be exchanged for a Security or Securities of such Series having authorized denominations and an equal aggregate principal amount, upon surrender of such Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Company shall so require, of the charge hereinafter provided. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee and the Trustee will deliver a certificate of disposition thereof to the Company.

     All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections 2.11, 8.5 or 12.3 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a 15-day period prior to the day of mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not redeemed.

     Notwithstanding any other provisions of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities of a Series may not be transferred except as a whole by the Depositary for such Series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such Series or a nominee of such successor Depositary.

     If at any time the Depositary for any Securities of a Series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Registered Securities shall no longer be eligible under
Section 2.4, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.3 that such Securities be represented by one or more Global Securities shall no longer be effective and the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such Series, will authenticate and deliver, Securities of such Series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

     The Company may at any time and in its sole discretion determine that the Securities of any Series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such Series, will authenticate and deliver, Securities of such Series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

     If an Event of Default occurs and is continuing with respect to Securities of any Series issued in the form of one or more Global Securities, upon written notice from the Depositary, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such Series, will authenticate and deliver, Securities of such Series in definitive registered forms, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities, representing such Securities, in exchange for such Global Security or Securities.

     If specified by the Company pursuant to Section 2.3 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same Series in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge to the Holder,

          (i) to the Person specified by such Depositary a new Security or Securities of the same Series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

     Upon the exchange of a Global Security for Securities in definitive registered form, in authorized denominations, such Global Security shall be cancelled by the Trustee or an agent of the Company or the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or agent of the Company or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

     SECTION 2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated or defaced or be destroyed, lost or stolen, then, in the absence of notice to the Company or the Trustee that the Security has been acquired by a bona fide purchaser, the Company shall execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and make available for delivery a new Security of the same Series and of like tenor and principal amount and with the same terms and conditions, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced

Security or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee and to any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security to the Trustee or such agent.

     Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize, the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security); provided, however, that unless otherwise provided pursuant to Section 2.3, the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

     Every substitute Security of any Series issued pursuant to the provisions of this Section by virtue of the fact that any Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such Series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by the law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     SECTION 2.10 Cancellation of Securities; Destruction Thereof. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, shall, if surrendered to the Company or any agent of the Company or the Trustee, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Indenture. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold and all Securities so delivered shall be promptly cancelled by the Trustee. The Trustee shall return cancelled Securities held by it or provide a certificate of destruction to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

     SECTION 2.11 Temporary Securities. Pending the preparation of definitive Securities for any Series, the Company may execute and the Trustee shall authenticate and make available for delivery temporary Securities for such Series (printed, lithographed, typewritten or otherwise reproduced, in each case in form reasonably acceptable to the Trustee). Temporary Securities of any Series shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of such Series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company with the reasonable concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Company shall execute and shall furnish definitive Securities of such Series and thereupon temporary Securities of such Series may be surrendered in exchange therefor without charge to the Holder at each office or agency to be maintained by the Company for that purpose pursuant to Section 3.2, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities of such Series an equal aggregate principal amount of definitive Securities of the same Series of authorized denominations. Until so exchanged, the temporary Securities of any Series shall be entitled to the same benefits under this Indenture as definitive Securities of such Series.

                                   ARTICLE III

                            COVENANTS OF THE COMPANY

     SECTION 3.1 Payment of Principal and Interest. The Company covenants and agrees for the benefit of each particular Series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such Series in accordance with the terms of such Securities and of this Indenture. The interest on Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and at the option of the Company may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Security Register.

     Unless otherwise specified as contemplated by Section 2.3, payment of principal of and any interest on any Security in definitive global form shall be made to the Person or Persons specified therein.

     Except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a definitive Global Security as shall be specified in a written statement of the Holder of such definitive Global Security.

     SECTION 3.2 Offices for Payment, etc. So long as any of the Securities remain outstanding, the Company will maintain the following for each Series: an office or agency (a) where the Securities may be presented for payment, (b) where the Securities may be presented for registration of transfer and for exchange as provided in this Indenture, and (c) where notices and demands may be served upon the Company in respect of the Securities of any Series, or this Indenture.

     The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. In case the Company shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office. Unless otherwise specified pursuant to Section 2.3, the Trustee is hereby appointed, and accepts its appointment as, Paying Agent.

     SECTION 3.3 Paying Agents. Whenever the Company shall appoint a Paying Agent other than the Trustee with respect to the Securities of any Series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section:

          (a) that it will hold all sums received by it as such Paying Agent for the payment of the principal of or interest on the Securities of such Series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such Series) in trust for the benefit of the Holders of the Securities of such Series or of the Trustee, and upon the occurrence of an Event of Default and upon the written request of the Trustee, pay over all such sums received by it to the Trustee; and

          (b) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such Series) to make any payment of the principal of or interest on the Securities of such Series when the same shall be due and payable.

     The Company will, on or prior to each due date of the principal of or interest on the Securities of such Series, deposit in a timely manner with the Paying Agent a sum sufficient to pay such principal or interest so becoming due, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

     If the Company shall act as its own Paying Agent with respect to the Securities of any Series, it will, on or before each due date of the principal of or interest on the Securities of such Series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such Series a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

     Anything in this Section to the contrary notwithstanding, but subject to
Section 10.1, the Company may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all Series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such Series by the Company or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

     Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

     SECTION 3.4 Written Statement to Trustee. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a brief certificate (which need not comply with Section 11.5) from the principal executive, financial or accounting officer of the Company as to his or her knowledge, after due inquiry, of the Company's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture), and if the Company shall not be in compliance, specifying all such defaults or non-compliance and the nature and status thereof.

                                   ARTICLE IV

                        SECURITYHOLDERS LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

     SECTION 4.1 Company to Furnish Trustee Information as to Names and Addresses of Securityholders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of such Series:

          (a) semiannually and not more than 15 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.3 for noninterest bearing Securities in each year, and

          (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, such list to be as of a date not more than 15 days prior to the time such information is furnished, provided that if and so long as the Trustee shall be the Security registrar for such Series, such list shall not be required to be furnished.

     SECTION 4.2 Preservation and Disclosure of Securityholders' Lists.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each Series of Securities contained in the most recent list furnished to it as provided in Section 4.1 or maintained by the Trustee in its capacity as Security registrar for such Series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

          (b) In case three or more Holders of Securities of any Series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular Series (in which case the applicants must all hold Securities of such Series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

               (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

               (ii) inform such applicants as to the approximate number of Holders of Securities of such Series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such Series or all Holders of Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such Series or of all Securities, as the case may be, or could be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of such order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

     SECTION 4.3 Reports by the Company. The Company covenants:

          (a) to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions and any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, or if the Company is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

          (c) to transmit by mail to the Holders of Securities in the manner and to the extent required by Sections 6.6 and 11.4, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents, and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

                                    ARTICLE V

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

     SECTION 5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect to Securities of any Series wherever used herein, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is either inapplicable to a particular Series or it is specifically deleted or modified in or pursuant to the supplemental indenture or resolution of the Board of Directors establishing such Series of Securities or in the form of Security for such Series:

          (a) default in the payment of any installment of interest upon any of the Securities of such Series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of all or any part of the principal of any of the Securities of such Series as and when the same shall become due and payable, either at Maturity, upon any redemption, by declaration or otherwise; or

          (c) default in the performance, or breach of any covenant or warranty of the Company contained in the Securities of such Series or in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a Series of Securities other than that Series), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that Series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (d) the occurrence of an event of default, as defined, under one or more mortgages, indentures or other instruments under which there is issued or by which there is issued or by which there is secured or evidenced Indebtedness of the Company or any of its Subsidiaries exceeding $10,000,000 in the aggregate, which results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration is not rescinded within 30 days after such acceleration; or

          (e) final judgments involving aggregate uninsured liability in excess of $10,000,000 shall be rendered against the Company or any Subsidiary by a court of competent jurisdiction and shall remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days after such judgment becomes final and nonappealable; or

          (f) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

          (g) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of all or any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (h) any other Event of Default provided with respect to Securities of such Series.

     If an Event of Default (other than an Event of Default described in Section 5.1(f) or 5.1(g)), occurs and is continuing with respect to the Securities of any Series, then and in each and every such case, unless the principal of all Securities of such Series shall have already become due and payable, either the Trustee for such Series or the Holders of not less than 25% in aggregate principal amount of the Securities of such Series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the entire principal (or, if the Securities of such affected Series are Discount Securities, such portion of the principal amount as may be specified in the terms of such Series) of, plus accrued and unpaid interest on, all the Securities of such Series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. If an Event of Default described in Section 5.1(f) or 5.1(g) occurs and is continuing, then and in each and every such case, unless the principal of all Securities of any Series shall have already become due and payable, the entire principal (or, if the Securities of any affected Series are Discount Securities, such portion of the principal amount as may be specified in the terms of such Series) of, plus accrued and unpaid interest on, all the Securities of all Series shall become and shall be immediately due and payable, without any declaration or act on the part of the Trustee or any Holder. These provisions, however, are subject to the condition that if at any time after the principal (or, if the Securities of such affected Series are Discount Securities, such portion of the principal amount as may be specified in the terms of such Series) of the Securities of such Series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all the Securities of such Series and the principal of any and all Securities of such Series which shall have become due otherwise than by such acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, upon overdue installments of interest, at the same rate as the rate of interest or yield to maturity (in the case of Discount Securities) specified in the Securities of such Series) to the date of such payment or deposit in Dollars such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel and all other expenses and liabilities incurred, and all advances with interest made, by the Trustee, its agents, attorneys and counsel and if any and all defaults under this Indenture, other than the nonpayment of the principal of Securities of such Series which shall have become due by such acceleration, shall have been remedied, then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such Series then Outstanding, by written notice to the Company and to the Trustee for the Securities of such Series, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     For all purposes under this Indenture, if a portion of the principal of any Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of the Discount Securities.

     SECTION 5.2 Collection of Indebtedness By Trustee; Trustee May Prove Debt. The Company covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any Series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any Series when the same shall have become due and payable, whether upon Maturity or upon any redemption or by declaration or otherwise, then upon demand of the Trustee for the Securities of such Series, the Company will pay to the Trustee for the benefit of the Holders of the Securities of such Series the whole amount that then shall have become due and payable on all Securities of such Series for principal of or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or yield to maturity (in the case of Discount Securities) specified in the Securities of such Series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

     Until such demand is made by the Trustee, the Company may pay the principal of and interest on the Securities of any Series to the persons entitled thereto, whether or not the principal of and interest on the Securities of such Series are overdue.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee for the Securities of such Series, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings relative to the Company or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Company or other obligor under the Securities of any Series, or to the property of the Company or such other obligor, the Trustee, irrespective or whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any Series are Discount Securities, such portion of the principal amount as may be specified in the terms of such Series) owing and unpaid in respect of the Securities of any Series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Company or other obligor upon all Securities of any Series, or to the property of the Company or such obligor, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee for the Securities of such Series, and, in the event that such Trustee shall consent to the making of payments directly to the Securityholders, to pay to such Trustee such amounts as shall be sufficient to cover reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, such Trustee, each predecessor Trustee and their respective agents, attorneys and counsel and all other amounts due to such Trustee or any predecessor Trustee pursuant to Section 6.7, except as a result of Trustee's negligence or bad faith.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee for the Securities of such Series without the possession of any of the Securities of such Series or the production thereof at any trial or other proceedings relative thereto, any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken.

     In any proceedings brought by the Trustee for the Securities of such Series (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

     SECTION 5.3 Application of Proceeds. Any moneys collected by the Trustee for the Securities of such Series pursuant to this Article in respect of the Securities of any Series shall be applied in the following order at the date or dates fixed by such Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such Series in reduced principal amounts in exchange for the presented Securities of like Series if only partially paid, or upon surrender thereof if fully paid:

     FIRST: To the payment of costs and expenses applicable to such Series in respect of which moneys have been collected, including reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee and their respective agents and attorneys and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.7, except as a result of Trustee's negligence or bad faith;

     SECOND: To the payment of the amounts then due and unpaid for interest on the Securities of such Series for which principal is not yet due and payable in respect of which moneys have been collected, such payments to be made ratably to the persons entitled thereto, without discrimination or preference, according to the amounts then due and payable on such Securities for interest;

     THIRD: To the payment of the amounts then due and unpaid for principal of and interest on the Securities of such Series for which principal is due and payable in respect of which moneys have been collected, such payments to be made ratably to the persons entitled thereto, without discrimination or preference, according to the amounts then due and payable on such Securities of principal and interest, respectively; and

     FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

     SECTION 5.4 Restoration of Rights on Abandonment of Proceedings. In case the Trustee for the Securities of any Series or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to the determination in any such proceeding, the Company, the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

     SECTION 5.5 Limitations on Suits by Securityholders. No Holder of any Security of any Series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of any Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such Series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity, as it may require, against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee during such 60 day period by Holders of a majority in principal amount of the Securities of such Series then Outstanding; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder of a Security and the Trustee, that no one or more Holders of Securities of any Series shall have any right in any manner whatever, by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable Series.

     SECTION 5.6 Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of and (subject to Section 2.7) interest on such Security at the respective rates, in the respective amount on or after the respective due dates expressed in such Security, and to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     SECTION 5.7 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 2.9 and Section 5.5, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to
Section 5.5, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or the Securityholders.

     SECTION 5.8 Control by Securityholders. The Holders of a majority in aggregate principal amount of the Securities of each Series affected (with each Series treated as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such Series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided further that the Trustee, being advised by counsel, shall have the right to decline to follow any such direction if the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearance specified in or pursuant to such direction would be unduly prejudicial to the interest of Holders of the Securities of all Series so affected not joining in the giving of said direction.

     SECTION 5.9 Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Securities of any Series at the time Outstanding may on behalf of the Holders of all the Securities of such Series waive any past default hereunder or its consequences, except a default in the payment of the principal of or interest on any of the Securities of such Series.

     Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     SECTION 5.10 Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security, by his acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any Securities holding in the aggregate more than 10% instituted by an Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.

     SECTION 5.11 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

     SECTION 6.1 Duties of the Trustee.

     (a) If an Event of Default has occurred and is continuing with respect to the Securities of any Series, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b) Except during the continuance of an Event of Default with respect to the Securities of any Series:

          (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming on their face to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph (c) does not limit the effect of paragraph (b) of this Section 6.1;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.8.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 6.1.

     (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

     SECTION 6.2 Rights of Trustee. Subject to Section 6.1 and the provisions of the Trust Indenture Act:

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

          (c) Subject to the provisions of Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (d) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel.

          (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     SECTION 6.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, registrar or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 6.10 and 6.11.

     SECTION 6.4 Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act of 1933 or in the Indenture or the Securities (other than its certificate of authentication).

     SECTION 6.5 Notice of Defaults. If a default occurs and is continuing with respect to any Securities of any Series and if it is known to the Trustee through oral or written notice to a corporate trust officer, the Trustee shall give to each Securityholder of such Series notice of the default within 90 days after such default occurs. Except in the case of a default described in Section 5.1(a) or (b), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of Securityholders of such Series.

     SECTION 6.6 Reports by Trustee to Holders. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder of any Series and each other person specified in TIA Section 313(c) a brief report dated as of such May 15 that complies with TIA Section 313(a) to the extent required thereby. The Trustee also shall comply with TIA Section 313(b).

     A copy of each report at the time of its mailing to Securityholders of any Series shall be filed with the Commission and each securities exchange on which the Securities of any Series are listed. The Company agrees promptly to notify the Trustee whenever the Securities of any Series become listed on any securities exchange and of any delisting thereof.

     SECTION 6.7 Compensation and Indemnity. The Company agrees:

     (a) to pay to the Trustee from time to time in Dollars such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances with interest thereon incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances with interest thereon and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

     (c) to indemnify the Trustee in Dollars for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (including the reasonable compensation and the expenses, advances with interest thereon and disbursements of its agents and counsel), except to the extent that any such loss, liability or expense may be attributable to its negligence or bad faith.

     As security for the performance of the obligations of the Company in this
Section 6.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal of or interest, if any, on particular Securities.

     "Trustee" for purposes of this Section 6.7 includes any predecessor Trustee, provided that the negligence or bad faith of any Trustee shall not be attributable to any other Trustee.

     The Company's payment obligations pursuant to this Section 6.7 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a default specified in Sections 5.1(f) and 5.1(g), such expenses are intended to constitute expenses of administration under bankruptcy law.

     SECTION 6.8 Replacement of Trustee. The Trustee may resign at any time with respect to Securities of one or more Series by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 6.8. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any Series may remove the Trustee with respect to such Series at the time outstanding by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

         (1) the Trustee fails to comply with Section 6.10;

         (2) the Trustee is adjudged bankrupt or insolvent;

         (3) a receiver or public officer takes charge of the Trustee or its property; or

         (4) the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more Series, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee with respect to the Securities of such Series.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture with respect to the Securities of such Series. The successor Trustee shall mail a notice of its succession to Securityholders so affected. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.7.

     If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 6.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     SECTION 6.9 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     SECTION 6.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1) and Section 310(a)(5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

     SECTION 6.11 Preferential Collection of Claims against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

     SECTION 7.1 Evidence of Action Taken by Securityholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all Series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

     (b) The ownership of such Securities shall be proved by the Security Register.

     SECTION 7.2 Proof of Execution of Instruments. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

     SECTION 7.3 Holders to be Treated as Owners. The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security Register for such Series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notification of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and (subject to Section 2.7) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

     SECTION 7.4 Securities Owned by Company Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all Series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities.

     SECTION 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all Series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Securities shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all Series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities affected by such action.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

     SECTION 8.1 Supplemental Indentures Without Consent of Securityholders. The Company, when authorized by a resolution of its Board of Directors, and the Trustee for the Securities of any and all Series may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to such Trustee, for one or more of the following purposes:

     (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more Series any property or assets;

     (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article IX;

     (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the Holders of Securities of any or all Series and, if such additional covenants are to be for the benefit of less than all the Series of Securities stating that such covenants are being added solely for the benefit of such Series;

     (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the Holders of the Securities;

     (e) to establish the form or terms of Securities of any Series as permitted by Sections 2.1 and 2.3;

     (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than the one Trustee, pursuant to the requirements of Section 6.8; or

     (g) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Security of any Series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 8.2

     SECTION 8.2 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article VII) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each Series affected by such supplemental indenture (voting as one class), the Company, when authorized by a resolution of its Board of Directors, and the Trustee for such Series of Securities may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such Series; provided, however, that no such supplemental indenture shall (a) extend the Stated Maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount) or interest thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms thereof, or reduce the amount of the principal of the Discount Security that would be due and payable upon an acceleration of the Maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy pursuant to
Section 5.2, or impair or affect the right of any Securityholder to institute suit for payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholders without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any Series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series of Securities, or which modifies the rights of Holders of Securities of such Series, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other Series.

     Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors certified by the secretary or an assistant secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee for such Series of Securities of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 7.1, the Trustee for such Series of Securities shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects such Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case such Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall give notice thereof to the Holders of then Outstanding Securities of each Series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 8.3 Effect of Supplemental Indenture. Every supplemental indenture executed pursuant to this Article VIII shall conform to the requirements of the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities of each Series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Section 6.1 and 6.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article VIII complies with the applicable provisions of this Indenture.

     SECTION 8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any Series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article VIII may bear, upon the direction of the Company, a notation in form satisfactory to the Trustee for the Securities of such Series as to any matter provided for by such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any Series so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such Series then Outstanding.

                                   ARTICLE IX

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     SECTION 9.1 Company May Consolidate, etc., on Certain Terms. The Company may sell, convey or lease all or substantially all of its assets to any Person, or consolidate or merge with or into, any other corporation, provided that in any such case, (i) either the Company shall be the continuing corporation, or the successor corporation or person which acquires by sale or conveyance all or substantially all of the assets of the Company, shall be a corporation or other entity organized and validly existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of and interest on all of the Securities according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation or entity, and (ii) immediately after such merger or consolidation, or such sale, conveyance or lease, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

     SECTION 9.2 Successor Corporation Substituted. In case of any such consolidation, merger, sale, lease or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall make available for delivery any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities, which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued, shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     In the event of any such sale or conveyance (other than conveyance by way of lease) the Company (or any successor corporation which shall theretofore have become such in the manner described in this Article) shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

     SECTION 9.3 Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Section 6.1 and 6.2, may receive an Opinion of Counsel, prepared in accordance with Section 11.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                    ARTICLE X

                           SATISFACTION AND DISCHARGE
                         OF INDENTURE; UNCLAIMED MONEYS

     SECTION 10.1 Satisfaction and Discharge of Indenture. (a) If at any time
(i) the Company shall have paid or caused to be paid the principal of and interest on all the Securities of any Series Outstanding hereunder (other than Securities of such Series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (ii) the Company shall have delivered to the Trustee for cancellation all Securities of any Series theretofore authenticated (other than any Securities of such Series which have been destroyed, lost or stolen and which shall have been replaced or paid provided in
Section 2.9) or (iii) in the case of the Series of Securities where the exact amount (including the currency of payment) of principal of and interest due on such Securities can be determined at the time of making the deposit referred to in clause (B) below of this Section 10.1(a), (A) all the Securities of such Series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (B) the Company shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount (other than moneys repaid by the Trustee or any Paying Agent to the Company in accordance with Section 10.4) or Government Obligations maturing as to principal and interest in such amounts and at such times as will ensure the availability of cash sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (x) the principal of and interest on all Securities of such Series on each date that such principal or interest is due and payable and (y) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such Series, and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to Securities of such Series, then this Indenture shall cease to be of further effect with respect to Securities of such Series (except as to (1) rights of registration of transfer and exchange, and the Company's right of optional redemption (provided the Company provides sufficient funds to effect such optional redemption), (2) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (3) rights of Holders to receive payments of principal therefor (but not upon acceleration) and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (4) the rights, obligations and immunities of the Trustee hereunder, (5) the rights of the Securityholders of such Series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and, subject to Section 10.5, the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such Series; provided, that the rights of Holders of the Securities to receive amounts in respect of principal of and interest on the Securities held by them shall not be delayed longer than required by then applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably rendered by the Trustee in connection with this Indenture and the Securities of such Series.

     (b) (i) In addition to the provisions of Section 10.1, the Company may, at its option by or pursuant to, or otherwise in a manner or by such Persons as may be authorized pursuant to, one or more resolutions duly adopted by the Board of Directors, at any time with respect to the Securities of any Series, elect to have defeasance under subsection (ii) of this Section 10.1(b) be applied to the Outstanding Securities of such Series provided that provision therefor is made for such application pursuant to Section 2.3 and the applicable conditions thereto as set forth in this Section 10.1(b) have been satisfied.

     (ii) Upon the Company's exercise of the option referenced in Section 10.1(b)(i) applicable to this subsection, the Company may terminate its obligations under the Outstanding Securities of any Series and this Indenture with respect to such Series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such Series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense and request of the Company, shall execute proper instruments acknowledging the same), except for the following: (1) the rights of Holders of Outstanding Securities of such Series to receive payments in respect of the principal of and interest on such Securities when such payments are due, (2) the Company's obligations with respect to such Securities under Sections 2.8, 2.9, 2.11, 3.2, 6.7, 10.4 and 10.5, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (4) this Section 10.1(b).

     (iii) The following shall be the conditions to the application of Section 10.1(b)(ii) to the Outstanding Securities of such Series:

     (A) The Company shall have irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.10 who shall agree to comply with the provisions of this Section 10.1(b) applicable to it) under the terms of an irrevocable trust agreement, as trust funds in trust solely for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such Series, (i) cash in Dollars, or (ii) Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient, to pay the principal of and interest on the Outstanding Securities of such Series to Maturity or redemption, as the case may be, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (x) the principal of and each installment of principal of and interest, if any, on the Outstanding Securities of such Series on the Stated Maturity of such principal or installment of principal or interest, if any, and
(y) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such Series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. Such irrevocable trust agreement shall include, among other things,
(i) provision for the payments referenced in clauses (x) and (y) of the immediately preceding sentence, (ii) the payment of the reasonable expenses of the Trustee incurred or to be incurred in connection with carrying out such trust provisions, (iii) rights of registration, transfer, substitution and exchange of Securities of such Series in accordance with the terms stated in this Indenture and (iv) continuation of the rights and obligations and immunities of the Trustee as against the Holders of Securities of such Series as stated in this Indenture.

     (B) No Event of Default or event which with notice or lapse to time or both would constitute an Event of Default with respect to the Securities of such Series shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit or, insofar as Section 5.1(f) and 5.1(g) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     (C) Such deposit or defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

     (D) The Company shall have delivered to the Trustee an Opinion of Counsel of recognized national standing to the effect that Securityholders of such Series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and discharge and will be subject to federal income tax on the same amounts and in the same manner and at the same time as would have been the case if such deposit and defeasance had not occurred.

     (E) The Company shall have delivered to the Trustee an Officers' Certificate and Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the deposit and defeasance contemplated by this
Section 10.1(b) have been complied with.

     SECTION 10.2 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.4, all moneys deposited with the Trustee pursuant to Section 10.1 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Securities of such Series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

     SECTION 10.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any Series, all moneys then held by any Paying Agent (other than the Company) under the provisions of this Indenture with respect to such Series of Securities shall, upon demand of the Company, be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

     SECTION 10.4 Return of Unclaimed Moneys Held by Trustee and Paying Agent. Any moneys deposited with or paid to the Trustee or any Paying Agent (including the Company acting as its own Paying Agent) for the payment of the principal of or interest on any Security of any Series and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Company, promptly be repaid to the Company by the Trustee for such Series or such Paying Agent (except that with respect to any amounts then held by the Company in trust as its own Paying Agent no such request need be given and at such time the Company shall be discharged from its request to hold such moneys in trust as Paying Agent), and the Holder of the Securities of such Series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment with respect to moneys deposited with it for any payment in respect to Securities of any Series, shall at the expense of the Company, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the Security Register, notice, that such moneys remain and that, after a date specified therein, which shall not be less than thirty days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company. Anything in this Article X to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the written request of the Company any money or Government Obligations held by it as provided in Section 10.1(b)(iii) which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect such defeasance in accordance with the provisions of this Indenture.

SECTION 10.5 Reinstatement of Company's Obligations. If the Trustee is unable to apply any funds or Government Obligations in accordance with Section 10.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities of any Series for which such application is prohibited shall be revived and reinstated as if no deposit has occurred pursuant to Section 10.1 until such time as the Trustee is permitted to apply all such funds or Government Obligations in accordance with Section 10.1; provided, however, that if the Company has made any payment of interest on or principal of any of such Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Securityholders of such Securities to receive such payment for the funds or Government Obligations held by the Trustee.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     SECTION 11.1 Incorporators, Stockholders, Officers and Directors of Company Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration of the issue of the Securities.

     SECTION 11.2 Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto, any Paying Agent and their successors hereunder and the Holders of the Securities any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

     SECTION 11.3 Successors and Assigns of Company Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 11.4 Notices and Demands on Company, Trustee and Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders or Securities to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Company or its counsel is filed by the Company with the Trustee) to Tosco Corporation, 72 Cummings Road, Stamford, Connecticut 06902, Attention: General Counsel, with a copy to Stroock & Stroock & Lavan, Seven Hanover Square, New York, New York 10004, Attention: Martin H. Neidell, Esq. Any notice, direction, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

     Where this Indenture provides for notice to Holders of Securities of any event such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first-class mail, postage prepaid to such Holders as their names and addresses appear in the Security Register within the time prescribed. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably acceptable to the Trustee shall be deemed to be a sufficient giving of such notice.

     SECTION 11.5 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions herein relating thereto, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinions of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable case should know that the same are erroneous.

     Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

     SECTION 11.6 Payments Due on Saturdays, Sundays and Holidays. Unless otherwise specified in a Security, if the date of Maturity of interest on or principal of the Securities of any Series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of Maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     SECTION 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required by the Trust Indenture Act, such required provision shall control.

     SECTION 11.8 New York Law to Govern. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State.

     SECTION 11.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     SECTION 11.10 Effect of Headings; Gender. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. The use of the masculine, feminine or neuter gender herein shall not limit in any way the applicability of any term or provision hereof.

                                   ARTICLE XII

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

     SECTION 12.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any Series which are redeemable before their final Maturity or to any sinking fund for the retirement of Securities of a Series except as otherwise specified as contemplated by Section 2.3 for Securities of such Series.

     SECTION 12.2 Election to Redeem; Notice of Redemption; Partial Redemptions. The election of the Company to redeem any Securities shall be evidenced by, or pursuant to, a resolution of the Board of Directors. Notice of redemption to the Holders of Securities of any Series required to be redeemed or to be redeemed as a whole or in part at the option of the Company shall be given by giving notice of such redemption as provided in Section 11.4, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such Series. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a Series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such Series.

     The notice of redemption to each such Holder shall specify the date fixed for redemption, the "CUSIP" number or numbers for such Securities, the redemption price, the Place or Places of Payment, that payment will be made upon presentation and surrender of such Securities, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all of the Securities of any Series are to be redeemed, the notice of redemption shall specify the number of the Securities of such Series to be redeemed. In case any Security of a Series is to be redeemed in part, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such Series in principal amount equal to the unredeemed portion thereof will be issued.

     The notice of redemption of Securities of any Series to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. If such notice is to be given by the Trustee, the Company shall provide notice of such redemption to the Trustee at least 45 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee). If such notice is given by the Company, the Company shall provide a copy of such notice given to the Holders of such redemption to the Trustee at least 2 days prior to the date such notice is given to such Holders, but in any event at least 15 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee).

     Unless otherwise specified pursuant to Section 2.3, not later than the redemption date specified in the notice of redemption given as provided in this Section, the Company will have on deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 3.3) in funds available on such date an amount of money sufficient to redeem on the redemption date all the Securities of such Series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the Outstanding Securities of a Series are to be redeemed at the election of the Company, the Company will deliver to the Trustee at least 60 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed.

     If less than all the Securities of a Series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such Series to be redeemed in whole or in part and the Trustee shall promptly notify the Company in writing of the Securities of such Series selected for redemption and, in the case of any Securities of such Series selected for partial redemption, the principal amount thereof to be redeemed. However, if less than all the Securities of any Series with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 45 days prior to the relevant redemption date. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such Series or any multiple thereof. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any Series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     SECTION 12.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and, except as provided in Section 6.1 and 10.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a Place of Payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that, payment of interest becoming due on or prior to the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.7 hereof.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate or interest or yield to maturity (in the case of a Discount Security) borne by such Security.

     Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

     SECTION 12.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 30 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

     SECTION 12.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any Series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any Series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any Series of Securities in cash, the Company may at its option
(a) deliver to the Trustee Securities of such Series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Securities of such Series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such Series (not previously so credited) redeemed by the Company through any optional redemption provisions contained in the terms of such Series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

     On or before the sixtieth day next preceding each sinking fund payment date for any Series of Securities, the Company will deliver to the Trustee a written statement (which need not contain the statements required by Section 11.5) signed by an authorized officer of the Company (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash (except as otherwise specified pursuant to Section 2.3 for the Securities of such Series), and the portion to be satisfied by delivery or credit of Securities of such Series, (b) stating that none of the Securities of such Series of which credit is sought has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such Series have occurred (which have not been waived or cured) and are continuing, (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such Series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date and (e) specifying such sinking fund payment date. Any Securities of such Series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section
2.10 to the Trustee with such written statement. Such written statement shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such sixtieth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such Series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such Series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such Series as provided in this Section.

     If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding payments made in cash shall exceed $100,000 with respect to the Securities of any particular Series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such Series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $100,000 or less and the Company makes no such request then it shall be carried over until a sum in excess of $100,000, is available. The Trustee shall select, in the manner provided in Section 12.2 and giving effect to any exclusions required pursuant to Section 12.4, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such Series to absorb said cash, as nearly as may be possible, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Securities of such Series (or portions thereof) so selected. The Trustee, in the name and at the expense of the Company (or the Company, if it shall so notify the Trustee in writing) shall cause notice of redemption of the Securities of such Series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such Series at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such Series shall be added to the next cash sinking fund payment for such Series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the Stated Maturity date of the Securities of any particular Series (or earlier, if such Maturity is accelerated), which are not held for the payment or redemption of particular Securities of such Series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such Series at Maturity.

     Unless otherwise specified pursuant to Section 2.3, not later than the sinking fund payment date, the Company shall have paid to the Trustee in cash or shall otherwise provide in funds available on such date for the payment of all principal and interest accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date.

     The Trustee shall not redeem or cause to be redeemed any Securities of a Series with sinking fund moneys or mail any notice of redemption of Securities for such Series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such Series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall during the continuance of such default or Event of Default, be deemed to have been collected under Article V and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.9 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

     SECTION 12.6 Repayment at the Option of the Holders. Securities of any Series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such Series.

     The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purpose of Section 10.1, shall not operate as a payment, redemption or satisfaction of the Indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereto affixed and attested, all as of the day and year first above written.


                                           TOSCO CORPORATION


                                           By:
                                               --------------------------------
                                               Name:
                                               Title:


                                           STATE STREET BANK AND TRUST COMPANY,
                                           as Trustee


                                           By:
                                               --------------------------------
                                               Name:
                                               Title:

                           [FORM OF FACE OF SECURITY]

NO.                                                             $
                                                                CUSIP

                                TOSCO CORPORATION

          _____________________% [______________] DUE _________________

     Tosco Corporation, a Nevada corporation (herein called the "Issuer", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to _____________________ or registered assigns, the principal sum of _____________________ United States Dollars on _____________________, and to pay interest, semiannually on _____________________ and _____________________ of each year, commencing
_____________________, on said principal sum, at the rate per annum specified in the title of this [____________], on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months from the _____________________ or the _____________________, as the case may be, next preceding the date of this [__________] to which interest has been paid, unless the date hereof is a date to which interest has been paid in which case from the date of this [__________], or unless no interest has been paid on this [____________], in which case from _____________________, until payment of said principal sum has been made or duly provided for. Payments of such principal and interest shall be made at the office or agency of the Issuer maintained for such purpose, which, subject to the right of the Issuer to vary or terminate the appointment of such agency, shall initially be at the principal corporate trust office of State Street Bank and Trust Company in Boston, Massachusetts; provided, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register. [Notwithstanding the foregoing, if the date hereof is after the ________ day of ________ or ________, as the case may be, and before the following _____________________ or _____________________ this [____________]
shall bear interest from such _____________________ or _____________________ ;
provided that if the Issuer shall default in the payment of interest due on such _____________________ or _____________________, then this [____________] shall bear interest from the next preceding _____________________ or _____________________ to which interest has been paid or, if no interest has been paid on this [____________], from ____________.] The interest so payable on any _____________________ or _____________________ will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this [____________] is registered at the close of business on the _____________________ or _____________________, as the case may be, next preceding such _____________________ or _____________________.
Reference is made to the further provisions of this [____________] set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This [____________] shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, TOSCO CORPORATION has caused this instrument to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                                               TOSCO CORPORATION


                                               By:
                                                   -----------------------------

ATTEST:



- -----------------------------

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the Securities of the Series designated herein referred to in the within-mentioned Indenture.


Dated:                                STATE STREET BANK AND TRUST COMPANY,
                                      as Trustee


                                      By:
                                          --------------------------------
                                          Authorized Signatory


                                          or


                                      STATE STREET BANK AND TRUST COMPANY,
                                      as Trustee


                                      By:
                                          --------------------------------
                                          as Authentication Agent

                                      By:
                                          --------------------------------
                                          Authorized Signatory


                          [FORM OF REVERSE OF SECURITY]

                                TOSCO CORPORATION

            _____________________% [__________] DUE _________________

     This [__________] is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the Series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of ________________, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer to State Street Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may bear interest at different rates, which may be fixed or variable, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), and may otherwise vary as provided in the Indenture. This [__] is one of a Series designated as the ___% [__________________] Due _____________ of the Issuer, limited in aggregate principal amount to
____________________.

     In case an Event of Default with respect to the __________% [____________] Due _______________ shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of a majority of the aggregate principal amount of the Securities at the time Outstanding of all Series to be affected (treated as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such Series; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon redemption thereof, or impair or affect the right of any Holder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any Series, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any Series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such Series (or, in the case of certain defaults or Events of Default, all or certain Series of the Securities, may on behalf of the Holders of all the Securities of such Series (or all or certain Series of the Securities), as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this [__] (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this [_______________] and any [__________________] which may be issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon this [___________] or such other [_______________].

     No reference herein to the Indenture, and no provision of this [_________________] or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of [(and premium, if any)] and interest on this [_______________] in the manner, at the respective times, at the rate, and in the coin or currency herein prescribed.

     The [_______________] are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. As provided in the Indenture, and subject to certain limitations set forth therein, [_______________] in registered form are exchangeable for one or more new Securities of this Series and of like tenor, for the same aggregate principal amount and of authorized denominations, as requested by the Holder surrendering the same at the agency of the Issuer in _____________________ [or _____________________]. No service charge shall be made for any such exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     [The [_______________] may be redeemed at the option of the Issuer as a whole, or from time to time in part, on any date after _____________________ and prior to maturity, upon mailing a notice of such redemption not less than 15 nor more than 60 days prior to the date fixed for redemption to the Holders of [____________________] at their last registered addresses, all as further provided in the Indenture, at the following redemption prices (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption:

     If redeemed during the twelve-month period beginning
[_____________________]:


       YEAR        PERCENTAGE                   YEAR        PERCENTAGE
       ----        ----------                   ----        ----------









     [The [_____________________] are also subject to redemption, through the operation of the sinking fund as herein provided on _____________________ and on each _____________________ thereafter to and including _____________________ on notice as set forth above and at 100% of the principal amount thereto (the sinking fund redemption.)]

     [(As and for a sinking fund for the retirement of the [_____________________] and so long as any of the [_____________________] remain outstanding and unpaid, the Issuer will pay to the Trustee in cash (subject to the right to deliver certain [_____________________] in credit therefor as provided in the Indenture), on or before _____________________ and on or before _____________________ in each year thereafter to and including
_____________________ an amount sufficient to redeem $_____________________
principal amount of the [_____________________] (or such lesser amount equal to the principal amount then Outstanding) at the sinking fund redemption price.]

     [At its option, the Issuer may, in cash, pay into the sinking fund for the retirement of [____________________], except as provided in the Indenture, on or before ____________________ and on or before ____________________ in each year thereafter to and including _____________________, an amount sufficient to redeem an additional principal amount of [_____________________] up to but not to exceed $_____________________ at the sinking fund redemption price. To the extent that the right to such optional sinking fund payment is not exercised in any year, it shall not be cumulative or carried forward to any subsequent year.)]

     Upon due presentment for registration of transfer of this [_______________] at the office or agency of the Issuer in _____________________ [or _____________________], a new [_____________________] or [_____________________]
of this Series of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this [_________________] (whether or not this [______________] shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in this [________________], or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer of any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     The Indenture with respect to any Series will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities of such Series or upon the irrevocable deposit with the Trustee of cash or Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article X of the Indenture.

     The Indenture and this [_____________________] shall be deemed to be contracts made under the laws of the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of such State.

     Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                              ---------------------

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers unto

Please Insert Social Security or
Other Identifying Number of Assignee

[_____________________] (Please Print or Typewrite Name and Address of Assignee) the within [________________] and hereby does irrevocably constitute and appoint _____________________ Attorney to transfer said [_______________] on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated: ______________                 __________________________________________


                          ______________________________________________________
                          *NOTICE: The signature to this assignment must correspond with the name as written upon the face of the [_________________] in every particular, without alteration or enlargement or any change whatever.

- ------------
* Your signatures must be guaranteed by a member of the Medallion System.

                           [OPTION TO ELECT REPAYMENT

     The undersigned hereby requests and instructs the Company to repay this [__] (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest accrued to the date of repayment, to the undersigned:


________________. Please Print or Typewrite Name and Address of the Undersigned.

     For this [______________] to be repaid the Company must receive, at the office of the Trustee, State Street Bank and Trust Company, or at such other place or places of which the Company shall from time to time notify the Holder of this [______________], during the period from and including [________________] to and including the close of business on [_________________]
(or if [_________________] is not a Business Day, the immediately preceding Business Day), (i) this [________________] with this "Option to Elect Repayment" form duly completed, or (ii) a communication in the form specified above in this [________________]. The exercise of this "Option to Elect Repayment" is irrevocable.

     If less than the entire principal amount of this [__________________] is to be repaid, specify the portion thereof (which shall be in increments of $1,000) which the Holder elects to have repaid: $______________; and specify the denomination or denominations (which shall be in increments of $1,000) of the (_______________) to be issued to the Holder for the portion of this [______________] not being repaid (in the absence of any such specification, one such [________________] will be issued for the portion not being repaid):
$_______________.

Dated: ______________                 __________________________________________

                          ______________________________________________________
                          *Note: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this [________________] in every particular without alteration or enlargement.
                          Holder's Tax I.D. Number:_________________]